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                                                                  EXHIBIT 10.118



                 AMENDMENT NUMBER 1 TO THE AMENDED AND RESTATED
                      POOLING AND ADMINISTRATION AGREEMENT

         THIS AMENDMENT NUMBER 1, dated as of May __, 1999 (the "Amendment") to AMENDED AND RESTATED POOLING AND ADMINISTRATION AGREEMENT, dated as of December 4, 1994 (as amended and restated, the "Agreement"), among NATIONAL FINANCIAL AUTO FUNDING TRUST II (successor to National Financial Auto Funding Trust, f/k/a NAFCO Funding Trust), a Delaware business trust ("NAFCO"), as transferor, NATIONAL AUTO FINANCE COMPANY, INC. (f/k/a National Auto Finance Company L.P.), a Delaware corporation ("National Auto"), as initial Administrator, and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee.


                               W I T N E S S E T H:

          WHEREAS, NAFCO, National Auto and the Trustee have previously entered into the Agreement whereby NAFCO and Trustee formed National Financial Auto Receivables Master Trust;

          WHEREAS, National Auto agreed to act as Administrator and the Trustee agreed to act as trustee;

          WHEREAS, the Agreement provides that following the Effective Date, the Administrator will cause the Trustee to enter into certain hedging agreements;

          WHEREAS, the parties desire to amend the Agreement to incorporate certain provisions relating to hedging;

          NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

          SECTION 1. Defined Terms. Unless otherwise amended by the terms of this Agreement, terms used in this Amendment shall have the meanings assigned in the Agreement.

          SECTION 2. Amendments to Agreement. (a) Effective upon the execution and delivery of this Amendment, a new subsection (iii) of Section 4.03(a), shall be inserted following subsection (ii) of Section 4.03(a) which reads as follows:

"(iii) to any Hedging Counterparty, the amount of any payments (other than termination payments) then due and payable pursuant to the terms of any Hedging Instrument;"

(b) Effective upon the execution and delivery of this Amendment, a new subsection (xiv) (prior to renumbering pursuant to clause (c) below) of
      Section 4.03(a) shall be inserted following subsection (xiii) (prior to the renumbering pursuant to clause (c) below) of Section 4.03(a) which reads as follows:

"(xiv) to any Hedging Counterparty, the amount of any termination payments then due and payable pursuant to the terms of any Hedging Instrument;"



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                                       -2-


(c) Effective upon execution and delivery of this Amendment, each subsection of Section 4.03(a) shall be renumbered to reflect the insertion of new subsections (iii) and (xiv); and

(d) Effective upon the execution and delivery of this Amendment, each reference to the subsections in subsection 4.03(a) shall be amended, mutatis mutandis.

          SECTION 3. Representations and Warranties. (a) NAFCO hereby confirms that (i) each of the representations and warranties set forth in Section 7.01 of the Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates and (ii) no Amortization Event has occurred and is continuing.

(b) National Auto hereby confirms that (i) each of the representations and warranties set forth in Section 8.01 of the Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates and (ii) no Amortization Event or Administrator Default has occurred and is continuing.

          SECTION 4. Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

          SECTION 5. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the NAFCO, National Auto and the Trustee and be deemed to be an original and all of which shall constitute together but one and the same agreement.

          SECTION 6. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                               [signatures follow]


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          IN WITNESS WHEREOF, NAFCO, the Administrator and the Trustee have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                 NATIONAL FINANCIAL AUTO FUNDING TRUST II (as successor to National Financial Auto Funding
                 Trust, f/k/a NAFCO Funding Trust)
                     as the transferor

                 By: Chase Manhattan Bank Delaware (as successor to Chase
                     Manhattan Bank USA, N.A.), not in its individual capacity but solely as Owner Trustee of the National Financial Auto Funding Trust II)

                 By: /s/ DENIS KELLY
                     ----------------------------------------------------------
                     Name: Denis Kelly
                     Title: Assistant Vice President

                     Address: 1201 North Market Street, 9th Floor Wilmington, Delaware 19801

                     Attention: Corporate Trust Department
                     Telephone: (302) 428-3375
                     Facsimile: (302) 984-4903

                 NATIONAL AUTO FINANCE COMPANY, INC. (f/k/a
                 National Auto Finance Company L.P.)
                 as Administrator

                 By: /s/ STEPHEN R. VETH
                     ----------------------------------------------------------
                     Name: Stephen R. Veth
                     Title: Vice President, Secretary & General Counsel

                     Address:   10302 Deerwood Park Boulevard
                                Suite 100
                                Jacksonville, Florida 32256

                     Attention: General Counsel
                     Telephone: (904) 996-2551
                     Facsimile: (904) 996-2557


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BANKERS TRUST COMPANY,
    not in its individual capacity but solely as Trustee of National Financial Auto Receivables Master Trust (f/k/a NAFCO Auto Receivables Master Trust)

                 By: /s/ AUTHORIZED SIGNATURE
                     ----------------------------------------------------------
                     Name:
                     Title:

                     Address:    Four Albany Street
                                 New York, New York 10006

                     Attention:  Corporate Trust and Agency Group
                     Telephone:  (212) 250-8360
                     Facsimile:  (212) 250-6439